UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 15, 2021

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 15, 2021, CleanSpark, Inc., a Nevada corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriter, and the Underwriter agreed to purchase for resale to the public, in a firm commitment underwritten public offering, 9,090,910 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a price of $20.68 per share (the “Offering”). The Offering of the Shares is registered pursuant to an automatic shelf registration statement (No. 333-254290) on Form S-3 filed by the Company with the Securities and Exchange Commission on March 15, 2021, which became automatically effective under Rule 462(e) upon filing (the “Registration Statement”), and is being made pursuant to a prospectus supplement, dated March 15, 2021, and accompanying prospectus that form a part of the Registration Statement relating to the Offering.

H.C. Wainwright & Co., LLC is acting as sole book-running manager for the Offering.

The Offering is expected to close on March 18, 2021, and the Company expects to receive net proceeds from the sale of the Shares, after deducting underwriting discounts and commissions and other estimated Offering expenses payable by the Company, of approximately $187 million.

Procopio, Cory, Hargreaves & Savitch LLP, counsel to the Company, delivered an opinion as to the validity of the Shares, a copy of which is attached to this Current Report on Form 8-K as Exhibit 5.1 and is incorporated by reference herein.

From time to time, the Underwriter and its affiliates have provided, and may provide in the future, various advisory, investment and commercial banking and other services to the Company in the ordinary course of business, for which it has received and may continue to receive customary fees and commissions. An associated person of the Underwriter has agreed to participate in the Offering, on the same terms and conditions, and purchase an aggregate of 50,000 Shares for a total purchase price of $1.1 million. In addition, H.C. Wainwright & Co., LLC acted as the Company’s sole book-running manager for the Company’s public offering that it consummated in October 2020, for which it received compensation.

The description of the Underwriting Agreement set forth above in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated by reference herein.

The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, and this subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On March 16, 2021, in connection with the Offering, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to increase the number of shares of Common Stock authorized for issuance thereunder from 35,000,000 to 50,000,000 shares.

The approval of the authorized share increase was previously granted by the board of directors of the Company and its stockholders, and notice of such action was provided to the Company’s stockholders in a Definitive Information Statement on Schedule 14C filed with the Commission on July 28, 2020. A copy of the Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 15, 2021, the Company issued a press release announcing the launch of the Offering, and, on March 15, 2021, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, entered into by and between CleanSpark, Inc. and H.C. Wainwright & Co., LLC, dated as of March 15, 2021.
3.1	Certificate of Amendment to Articles of Incorporation of CleanSpark, Inc., filed March 16, 2021.
5.1	Opinion of Procopio, Cory, Hargreaves & Savitch LLP.
23.1	Consent of Procopio, Cory, Hargreaves & Savitch LLP (included in the opinion filed as Exhibit 5.1).
99.1	Launch Press Release, dated as of March 15, 2021
99.2	Pricing Press Release, dated as of March 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: March 18, 2021	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President